Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 22.8%
Transamerica International Equity (A)	2,306,802	$ 44,728,893

Money Market Fund - 0.1%
Transamerica Government Money Market (A)	254,205	254,205

U.S. Equity Funds - 67.6%
Transamerica Large Growth (A)	2,495,737	43,575,561
Transamerica Large Value Opportunities (A)	4,161,708	39,161,671
Transamerica Mid Cap Growth (A)	967,807	13,046,032
Transamerica Mid Cap Value Opportunities (A)	960,019	11,683,429
Transamerica Small Cap Growth (A)	1,534,940	12,540,458
Transamerica Small Cap Value (A)	1,151,916	12,498,285

		132,505,436

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.5%
Transamerica High Quality Bond (A)	95,463	$ 954,626
Transamerica High Yield Bond (A)	422,668	3,858,962
Transamerica Inflation-Protected Securities (A)	575,879	6,363,467
Transamerica Intermediate Bond (A)	714,444	7,537,380

		18,714,435

Total Investment Companies (Cost $167,440,342)		196,202,969

Total Investments (Cost $167,440,342)		196,202,969
Net Other Assets (Liabilities) - (0.0)% (B)		(95,372)

Net Assets - 100.0%		$ 196,107,597

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$196,202,969	$—	$—	$196,202,969

Total Investments	$196,202,969	$—	$—	$196,202,969

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value January 31, 2021	Shares as of January 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Government Money Market	$338,671	$12,001,955	$(12,086,421)	$—	$—	$254,205	254,205	$30	$—
Transamerica High Quality Bond	860,600	122,953	(31,740)	(30)	2,843	954,626	95,463	5,679	—
Transamerica High Yield Bond	3,488,659	301,143	(127,656)	5,661	191,155	3,858,962	422,668	45,029	—
Transamerica Inflation-Protected Securities	5,642,398	815,970	(209,427)	18,623	95,903	6,363,467	575,879	32,161	—
Transamerica Intermediate Bond	6,740,281	1,263,811	(251,491)	18,314	(233,535)	7,537,380	714,444	139,421	132,726
Transamerica International Equity	37,435,039	1,158,083	(1,548,394)	243,366	7,440,799	44,728,893	2,306,802	571,246	—
Transamerica Large Growth	37,586,487	6,617,447	(1,498,413)	629,934	240,106	43,575,561	2,495,737	2,904,133	3,199,832
Transamerica Large Value Opportunities	34,515,328	744,725	(1,366,947)	21,560	5,247,005	39,161,671	4,161,708	231,243	—
Transamerica Mid Cap Growth	11,535,643	738,476	(454,942)	46,403	1,180,452	13,046,032	967,807	183,963	407,804
Transamerica Mid Cap Value Opportunities	9,879,284	261,236	(404,418)	(5,461)	1,952,788	11,683,429	960,019	114,527	—
Transamerica Small Cap Growth	10,884,402	1,161,372	(1,324,436)	255,675	1,563,445	12,540,458	1,534,940	—	1,014,664
Transamerica Small Cap Value	10,466,119	178,374	(1,467,608)	(49,029)	3,370,429	12,498,285	1,151,916	31,666	—

Total	$169,372,911	$25,365,545	$(20,771,893)	$1,185,016	$21,051,390	$196,202,969	15,641,588	$4,259,098	$4,755,026

(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the period ended January 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Long Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2